SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2005

DREW INDUSTRIES INCORPORATED

Delaware	0-13646	13-3250533

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

200 Mamaroneck Avenue, White Plains, New York	10601

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(914) 428-9098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 15, 2005, the Corporate Governance and Nominating Committee of the Board of Directors, adopted a new compensation schedule for Directors which will be entered into on, and become effective commencing, January 2, 2006. The director fees in 2006 will remain the same as 2005 and will be as follows:

•	The annual retainer for the Chairman of the Board will remain at $54,000;
•	The annual retainer for all other Board members will remain at $30,000;
•	The fee per Board meeting for the Chairman of the Board of Directors will remain at $2,000;
•	The fee per Board meeting for all other Board members will remain at $1,000;
•	The annual retainer for the Chairman of the Audit Committee will remain at $15,000;
•	The fee per Audit Committee meeting for the Chairman of the Audit Committee will remain at $2,500;
•	The fee per Audit Committee meeting for all other members of the Audit Committee will remain at $2,000;
•	The annual retainer for the Chairman of the Compensation Committee will remain at $5,000;
•	The fee per Compensation Committee meeting for the Chairman of the Compensation Committee will remain at $1,500;
•	The fee per Compensation Committee meeting for all other members of the Compensation Committee will remain at $1,000;
•	The annual retainer for the Chairman of the Corporate Governance and Nominating Committee will remain at $5,000;
•	The fee per Corporate Governance and Nominating Committee meeting for the Chairman of the Corporate Governance and Nominating Committee will remain at $1,500; and
•	The fee per Corporate Governance and Nominating Committee meeting for all other members of the Corporate Governance and Nominating Committee will remain at $1,000.

Item 1.01	Entry into a Material Definitive Agreement

On November 15, 2005, the Compensation Committee of the Board of Directors adopted a new compensation arrangement for Leigh J. Abrams, President and CEO of the Company, as set forth on Exhibit 99.1. The new compensation arrangement reflects revisions to the previous compensation arrangement by increasing the base earnings that are not subject to bonus in order to account for acquisitions made in 2005. This arrangement will be entered into on, and become effective commencing, January 2, 2006.

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

On November 15, 2005, the Corporate Governance and Nominating Committee of the Board of Directors, approved changes to clarify and correct certain provisions of the Company’s By-laws. None of these changes were substantive.

Item 9.01	Financial Statements and Exhibits

Exhibits

3.1	Drew Industries Incorporated Bylaws, as amended

99.1	Memorandum to Leigh J. Abrams from the Compensation Committee of the Board of Directors

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED
(Registrant)

By: /s/ Fredric M. Zinn Fredric M. Zinn Executive Vice President and Chief Financial Officer

Dated: November 16, 2005

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